INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2018
Statements [Line Items]
INTANGIBLE ASSETS [Text Block]

9. INTANGIBLE ASSETS

	Customer	Domain	Technology(2)	Other (1)	Total
	Relation-	Names(1)
	ships

Cost

Balance at January 1, 2017	$8,500	$4,300	$18,453	$205	$31,458

Additions	-	-	1,494	-	1,494

Balance at December 31, 2017	$8,500	$4,300	$19,947	$205	$32,952

Additions	-	-	1,070	-	1,070

Balance at December 31, 2018	$8,500	$4,300	$21,017	$205	$34,022

Amortization and impairment losses

Balance at January 1, 2017	$1,771	$-	$12,791	$-	$14,562

Amortization for the year	850	-	2,275	-	3,125

Balance at December 31, 2017	$2,621	$-	$15,066	$-	$17,687

Amortization for the year	850	-	1,533	-	2,383

Balance at December 31, 2018	$3,471	$-	$16,599	$-	$20,070

Carrying amounts

At December 31, 2017	$5,879	$4,300	$4,881	$205	$15,265

At December 31, 2018	$5,029	$4,300	$4,418	$205	$13,952

(1)

Domain names and Other which includes Patents and Trademarks are deemed to have indefinite useful lives and are therefore not amortized. The Corporation's classification of certain intangible assets with indefinite useful lives is based on the expectation that these assets will continue to contribute to the Corporation’s net cash inflows on an indefinite basis. The determination of these assets as having indefinite useful lives is based on judgment that includes an analysis of relevant factors, including the expected usage of the asset, anticipated renewal of the licenses, the typical life cycle of the asset and anticipated changes in the market demand for the products and services that the asset helps generate.

(2)	Technology includes technological assets acquired through acquisitions and internal use software development costs.

During the year ended December 31, 2018, an amount of $3,768 was recognized as research and development expenses in employment costs in the consolidated statement of comprehensive income (2017 - $3,561).